Exhibit 10.1

FIRST LOAN MODIFICATION AGREEMENT

This First Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of December 30, 2016, by and among (a) SILICON VALLEY BANK, a California corporation (“SVB”), in its capacity as Administrative Agent (“Agent”), (b) SVB, as a Revolving Line Lender and as a Term Loan Lender, MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as a Revolving Line Lender (in such capacity and together with its successors and assigns, “MidCap Revolving Line Lender”), MIDCAP FUNDING III TRUST, a Delaware Statutory Trust and ELM 2016-1 TRUST, a Delaware statutory trust, each as a Term Loan Lender (in such capacity and together with their respective successors and assigns, “MidCap Term Loan Lender”; SVB, the MidCap Revolving Line Lender and the MidCap Term Loan Lender are each referred to herein as a “Lender” and collectively, the “Lenders”), and (c) VERICEL CORPORATION, a Michigan corporation (the “Borrower”).

1.                                      DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to the Lenders, Borrower is indebted to the Lenders pursuant to a loan arrangement dated as of September 9, 2016, evidenced by, among other documents, a certain Loan and Security Agreement dated as of September 9, 2016, by and among Borrower, Agent and the Lenders (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.                                      DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to the Lenders, the “Security Documents”).

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.                                      DESCRIPTION OF CHANGE IN TERMS.

A.                                    Modifications to Loan Agreement.

1                                         Section 6.9(a) of the Loan Agreement shall be deleted in its entirety and replaced with the following:

(a)  Minimum Revenue.  Achieve minimum net revenue (determined in accordance with GAAP), measured on a trailing twelve month basis ending as of the date of measurement, on a consolidated basis of Borrower and its Subsidiaries, in an amount equal to or greater than the amount listed below for each corresponding trailing twelve month period:

Trailing Twelve Month Period Ended	Minimum Net Revenue
August 31, 2016	$52,000,000.00
September 30, 2016	$52,000,000.00
October 31, 2016	$52,280,500.00
November 30, 2016	$50,695,400.00
December 31, 2016	$52,000,000.00
January 31, 2017	$52,000,000.00
February 28, 2017	$52,000,000.00
March 31, 2017	$52,000,000.00
April 30, 2017	$53,000,000.00
May 31, 2017	$53,000,000.00
June 30, 2017	$53,000,000.00
July 31, 2017	$53,000,000.00
August 31, 2017	$53,000,000.00
September 30, 2017	$55,250,000.00
October 31, 2017	$56,000,000.00
November 30, 2017	$58,000,000.00
December 31, 2017	$60,000,000.00

Minimum net revenue financial covenant requirements for the monthly periods ending after December 31, 2017 will be determined by the Lenders in their reasonable discretion after consultation with Borrower, no later than December 31 of the year immediately preceding the each applicable fiscal year, based on the projections delivered by Borrower to Agent and the Lenders in accordance with Section 6.2(e) (which for the avoidance of doubt shall be delivered by Borrower no later than November 30 of the year immediately preceding each applicable fiscal year); provided that, such minimum net revenue threshold for any month following December 31, 2017 shall be in an amount equal to eighty percent (80%) of net revenue set forth with respect to such month in such projections, but in any event not less than $60,000,000.00 for any monthly period.

2                                         The definition of “Term Loan Final Payment” appearing in Section 13.1 of the Loan Agreement shall be deleted in its entirety and replaced with the following: “Term Loan Final Payment” is a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest, and supplemental of all other fees and expenses due and owing in connection with the Term Loan Advances), in an amount equal to the aggregate original principal amount of the Term Loan Advances advanced to Borrower multiplied by five percent (5.00%).

3                                   Compliance Certificate.  The Compliance Certificate attached as Exhibit B to the Loan Agreement is deleted in its entirety and replaced with Exhibit A attached hereto.

4.                                      FEES.  Borrower shall reimburse the Lenders for all legal fees and expenses incurred in connection with the Existing Loan Documents and this Loan Modification Agreement.

5.                                      RATIFICATION OF PERFECTION CERTIFICATE.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate, dated as of September 9, 2016, as updated from time to time through the date hereof, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to the Agent and the Lenders in such Perfection Certificate remains true and correct in all material respects as of the date hereof.

6.                                      AUTHORIZATION TO FILE.  Borrower hereby authorizes Agent to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Agent’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Agent under the Code.

7.                                      CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8.                                      RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Loan Agreement, each other Loan Document and all security or other collateral granted to the Lenders, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9.                                      NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against the Lenders with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against any of the Lenders, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES each of the Lenders from any liability thereunder.

10.                               CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, each Lender is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  The Lenders’ agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate any Lender to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of the Agent, each Lender and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by the Agent and the Lenders in writing.  No maker will be released by virtue of this Loan Modification Agreement.

11.                               RIGHT OF SET-OFF.  In consideration of Lenders’ agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Agent for the benefit of the Lenders, a lien, security interest and right of set off as security for all Obligations owed to the Lenders, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Agent or any entity under the control of Agent or any Lender (including a Subsidiary thereof) or in transit to any of them.  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Agent may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan.  ANY AND ALL RIGHTS TO REQUIRE ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

12.                               CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER.  Section 12 of the Loan Agreement is hereby incorporated by reference in its entirety.

13.                               COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower, Agent and each Lender.

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IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as of the date first above written

BORROWER:

VERICEL CORPORATION

By	/s/ Dominick C. Colangelo
Name:	Nick Colangelo
Title:	CEO

AGENT:

SILICON VALLEY BANK, as Agent

By	/s/ Ryan Roller
Name:	Ryan Roller
Title:	Vice President

TERM LOAN LENDERS:		REVOLVING LINE LENDERS:

SILICON VALLEY BANK		SILICON VALLEY BANK

By	/s/ Ryan Roller	By	/s/ Ryan Roller
Name:	Ryan Roller	Name:	Ryan Roller
Title:	Vice President	Title:	Vice President

MIDCAP FUNDING III TRUST		MIDCAP FUNDING IV TRUST

By:	Apollo Capital Management, L.P., its investment manager	By:	Apollo Capital Management, L.P., its investment manager

By:	Apollo Capital Management GP, LLC, its general partner	By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Maurice Amsellem	By:	/s/ Maurice Amsellem
Name:	Maurice Amsellem	Name:	Maurice Amsellem
Title:	Authorized Signatory	Title:	Authorized Signatory

TERM LOAN LENDERS:

ELM 2016-1 TRUST

By:	MidCap Financial Services Capital Management, LLC, as Servicer

By:	/s/ Adam Day
Name:	Adam Day
Title:	Authorized Signatory

Exhibit A to First Loan Modification Agreement

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK, as Agent	Date:
FROM:	VERICEL CORPORATION

The undersigned authorized officer of Vericel Corporation (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement among Borrower, SILICON VALLEY BANK, a California corporation (“SVB”), in its capacity as Administrative Agent (“Agent”), (b) SVB, as a Revolving Line Lender and as a Term Loan Lender, MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as a Revolving Line Lender (in such capacity and together with its successors and assigns, “MidCap Revolving Line Lender”), MIDCAP FUNDING III TRUST, a Delaware Statutory Trust and ELM 2016-1 TRUST, a Delaware statutory trust, each as a Term Loan Lender (in such capacity and together with their respective successors and assigns, “MidCap Term Loan Lender”; SVB, the MidCap Revolving Line Lender and the MidCap Term Loan Lender are each referred to herein as a “Lender” and collectively, the “Lenders”) (as amended, the “Loan Agreement”), (1) Borrower is in compliance for the period ending                 with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Agent.  Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days (for the monthly periods ending March 31, June 30, September 30 and December 31, no later than forty-five (45) days after the last day of each such month)	Yes No

Annual financial statement (CPA Audited) + CC	FYE within 90 days	Yes No

10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

A/R & A/P Agings, Deferred Revenue report and general ledger	Monthly within 30 days	Yes No

Transaction Reports	(i) With each request for an Advance and (ii) within thirty (30) days after the last day of each month	Yes No

Projections	FYE within 30 days, and as amended/updated	Yes No

Financial Covenant	Required	Actual	Complies

Maintain as indicated:
Minimum Revenue (monthly, on a trailing 12 month basis)	*	$	Yes No

* See Section 6.9(a)

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

Vericel Corporation	BANK USE ONLY

Received by:
By:	AUTHORIZED SIGNER
Name:	Date:
Title:
Verified:
AUTHORIZED SIGNER
Date:

	Compliance Status:	Yes No

SCHEDULE 1 TO COMPLIANCE CERTIFICATE

FINANCIAL COVENANTS OF BORROWER

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I.             Minimum Revenue (Section 6.9(a))

Required:  Minimum Revenue.  Achieve minimum net revenue (determined in accordance with GAAP), measured on a trailing twelve month basis ending as of the date of measurement, on a consolidated basis of Borrower and its Subsidiaries, in an amount equal to or greater than the amount listed below for each corresponding trailing twelve month period:

Trailing Twelve Month Period Ended	Minimum Net Revenue

August 31, 2016	$52,000,000.00
September 30, 2016	$52,000,000.00
October 31, 2016	$52,280,500.00
November 30, 2016	$50,695,400.00
December 31, 2016	$52,000,000.00
January 31, 2017	$52,000,000.00
February 28, 2017	$52,000,000.00
March 31, 2017	$52,000,000.00
April 30, 2017	$53,000,000.00
May 31, 2017	$53,000,000.00
June 30, 2017	$53,000,000.00
July 31, 2017	$53,000,000.00
August 31, 2017	$53,000,000.00
September 30, 2017	$55,250,000.00
October 31, 2017	$56,000,000.00
November 30, 2017	$58,000,000.00
December 31, 2017	$60,000,000.00

Minimum net revenue financial covenant requirements for the monthly periods ending after December 31, 2017 will be determined by the Lenders in their reasonable discretion after consultation with Borrower, no later than November 30 of the year immediately preceding the each applicable fiscal year, based on the projections delivered by Borrower to Agent and the Lenders in accordance with Section 6.2(e) (which for the avoidance of doubt shall be delivered by Borrower no later than November of the year immediately preceding each applicable fiscal year); provided that, such minimum net revenue threshold for any month following December 31, 2017 shall be in an amount equal to eighty percent (80%) of net revenue set forth with respect to such month in such projections, but in any event not less than $60,000,000.00 for any monthly period.

Actual: all amounts measured on a trailing twelve month basis

A.	Aggregate value of net revenue of Borrower and its Subsidiaries	$

Is line A equal to or greater than $                                                       ?

☐ No, not in compliance	☐ Yes, in compliance